ANNEX A

          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

          SCHEDULE 13D

          Under the Securities Exchange Act of 1934

          SPS Technologies, Inc.
          (Name of Issuer)

          Common Stock, Par Value $1.00 Per Share
          (Title of Class of Securities)

            784626103
          (CUSIP Number)

          Tinicum Enterprises
          990 Stewart Avenue
          Garden City, New York  11530
                           (516) 222-2874
          (Name, Address and Telephone Number of Person
          Authorized to Receive Notices and Communications)

          Copy to:

          Paul T. Schnell
          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, New York  10022
          (212) 735-3000

                              January 4, 1991
          (Date of Event which Requires Filing of this Statement)

                    If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this statement because of Rule 13d-1(b)(3) or (4), check the following box: [ ]

                    Check the following box if a fee is being paid with the statement: [X]


                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAMES OF REPORTING PERSONS
        S.S. OR I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS

        TINICUM ENTERPRISES, INC.
           13-3506390
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC, BK
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        136,993 shares of Common Stock
         NUMBER OF                      (See Item 5)
          SHARES                 ___________________________________
       BENEFICIALLY                (8)  SHARED VOTING POWER
         OWNED BY                       0
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        136,993 shares of Common Stock
           WITH                         (See Item 5)
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 136,993 shares of Common Stock (See Item 5)
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                      (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
        2.71%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        CO
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

        TINICUM INVESTORS, L.P.
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC, BK
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        73,904 shares of Common Stock
         NUMBER OF                      (See Item 5)
          SHARES                 ___________________________________
       BENEFICIALLY                (8)  SHARED VOTING POWER
         OWNED BY                       0
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        73,904 shares of Common Stock
           WITH                         (See Item 5)
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 73,904 shares of Common Stock (See Item 5)
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.46%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        PN
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        RIT CAPITAL PARTNERS plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     97,185 shares of Common Stock
         OWNED BY                       (See Item 5)
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        97,185 shares of Comon Stock
                                        (See Item 5)
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 97,185 shares of Common Stock (See Item 5)
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.93%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        IV
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        J. ROTHSCHILD HOLDINGS plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        HC
   _________________________________________________________________




                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        J. ROTHSCHILD CAPITAL MANAGEMENT LIMITED
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     97,185 shares of Common Stock
         OWNED BY                       (See Item 5)
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        97,185 shares of Common Stock
                                        (See Item 5)
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES         (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        CO
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        ST. JAMES' PLACE CAPITAL plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES        (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        HC
   _________________________________________________________________




                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        PUTNAM L. CRAFTS, JR.
        ###-##-####
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        PF
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        61,118 shares of Common Stock
                                        (See Item 5)
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        61,118 shares of Common Stock
           WITH                         (See Item 5)
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 61,118 shares of Common Stock (See Item 5)
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES         ( )
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.21%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        IN
   _________________________________________________________________



          Item 1.   Security and Issuer.

                    This statement relates to shares of common stock, $1.00 par value per share (the "Shares"), of SPS Technologies, Inc., a Pennsylvania corporation (the "Issuer"). The principal executive offices of the Issuer are located at 900 Newtown-Yardley Road, Newtown, Pennsylvania 18940.

          Item 2.   Identity and Background.

                    (a)-(c), (f). This statement is being filed by Tinicum Enterprises, Inc., a Delaware corporation ("Enterprises"), Tinicum Investors, L.P., a Delaware limited partnership ("Investors") RIT Capital Partners plc, a United Kingdom corporation ("RIT"), J. Rothschild Holdings plc, a United Kingdom corporation ("JRH"),
          J. Rothschild Capital Management Limited, a United Kingdom corporation ("JRCML"), St. James's Place Capital plc, a United Kingdom corporation ("SJPC"), and Mr. Putnam L. Crafts, Jr. ("Mr. Crafts"). Enterprises, Investors, RIT, JRH, JRCML, SJPC and Mr. Crafts are hereinafter collectively referred to as the "Reporting Persons." Any disclosures herein with respect to persons other than the Reporting Persons are made on information and belief after making inquiry to the appropriate party.

                    Enterprises is a private investment company, one-third of the voting stock of which is owned by each of Eric M. Ruttenberg, Hattie Ruttenberg and John C. Ruttenberg. The business address, principal employment or occupation and citizenship of Eric M. Ruttenberg and John C. Ruttenberg are set forth in Schedule I hereto and incorporated herein by reference. Hattie Ruttenberg is a private investor. Her business address is 990 Stewart Avenue, Garden City, New York 11530. She is a citizen of the United States of America. The address of Enterprises' principal business and of its principal office is 990 Stewart Avenue, Garden City, New York 11530.

                    Investors is a private investment company. The address of its principal business and of its principal office is 990 Stewart Avenue, Garden City, New York 11530. The general partners of Investors are Eric M. Ruttenberg, John C. Ruttenberg, Hattie Ruttenberg and Tinicum Incorporated, a New York corporation ("Tinicum"). Tinicum acts as a management company for Investors and other affiliated entities. The address of its principal business and of its principal office is 990 Stewart Avenue, Garden City, New York 11530.

                    JRH owns 38.6% of the stock of RIT and 100% of the stock of JRCML. SJPC owns 100% of the stock of JRH. RIT is an investment company that invests in securities primarily of United Kingdom and United States corporations. JRH and SJPC are investment holding companies with interests in companies engaged in investment holding, investment dealing and fund management. JRCML is an investment and fund management company, and, as described in Item 5, serves as an investment manager of RIT's portfolio. The address of the principal business and of the principal office of each of RIT, JRH, JRCML and SJPC is 15 St. James's Place, London SW1A 1NW, England, U.K.

                    The names, business addresses, present
          principal occupations or employments, and citizenships (and the names, principal businesses and addresses of the corporations or other organizations in which such employment is conducted) of the executive officers and directors of each of Enterprises, Tinicum, RIT, JRH, JRCML and SJPC are set forth in Schedule I attached hereto and incorporated herein by reference.

                    Mr. Crafts' business and residence address is Blue Mill Road, Morristown, New Jersey 07960, and his present principal employment is private investor. Mr. Crafts is a citizen of the United States of America.

                    (d) and (e). During the last five years, none of the Reporting Persons (or to the best knowledge of the Reporting Persons, the persons listed on Schedule I hereto) has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or
          (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

          Item 3.   Source and Amount of Funds
                    or Other Consideration.

                    Enterprises purchased directly 136,993 Shares for a total consideration of approximately $3,859,998. Investors purchased directly 73,904 Shares for a total consideration of approximately $2,525,338. Enterprises and Investors paid for such Shares from their working capital and from borrowings in the ordinary course of business under previously existing credit facilities available for general corporate purposes, including purchases of marketable securities. Such loans bear interest, at the option of the borrower, at the London interbank offered rate plus a percentage ranging from 1/2% to 3/4%, or the prime rate (as announced by The Bank of New York). Borrowings under the facilities are secured by certain promissory notes payable to certain officers, directors and controlling persons of Enterprises and Investors and other related parties which were issued by Westinghouse Electric Corporation, a Pennsylvania corporation. Neither of these facilities was made available for the specific purpose of acquiring Shares. A copy of Enterprises' Revolving Credit Agreement is filed herewith as Exhibit 2 and a copy of Investors' Amended and Restated Revolving Credit Agreement is filed herewith as Exhibit 3, the complete terms and provisions of each of which are incorporated herein by reference.

                    RIT purchased directly 97,185 Shares for a total consideration of approximately $3,088,817. RIT paid for its Shares from its working capital.

                    Mr. Crafts purchased directly 61,118 Shares for a total consideration of approximately $1,839,922. Mr.
          Crafts paid for his Shares from his personal funds.


          Item 4.   Purpose of Transaction.

                    The Reporting Persons acquired the Shares reported in Item 5 below for investment purposes. The
          Reporting Persons view the Shares as an attractive investment opportunity at this time.

                    On a number of occasions since July 1988, certain officers and other representatives of various of the Reporting Persons have met and discussed with members of management of the Issuer, among other things, (i) the possibility of the Reporting Persons increasing their ownership of Shares, (ii) whether the Issuer would have any interest in exploring a possible acquisition of the Issuer, including a possible leveraged acquisition involving the participation of management, by a group that would be formed by the Reporting Persons and possibly other investors, and (iii) whether the Issuer would have any interest in considering nominating one or more representatives of the Reporting Persons for election to the Issuer's Board of Directors to work with management to enhance the Issuer's performance. The Issuer's Chairman of the Board and Chief Executive Officer advised the Reporting Persons that the Issuer was not interested in exploring a possible acquisition of the Issuer or nominating a representative of the Reporting Persons for election to the Issuer's Board.

                    Certain officers and other representatives of Enterprises and Investors and Mr. Crafts also have had a number of meetings and discussions with a significant shareholder of the Issuer and the representative of several other significant shareholders of the Issuer concerning exploring, among other things, the possible purchase by the Reporting Persons of a portion of the Shares owned by certain of such shareholders. Such officers and other representatives of Enterprises and Investors and Mr. Crafts also discussed on certain of these occasions that they were exploring the possible acquisition of the Issuer by a group that would be formed by the Reporting Persons and possibly other investors, and the possibility of seeking to have the Issuer nominate one or more representatives of the Reporting Persons for election as a director. No agreement, arrangement or understanding was reached between any Reporting Person and any of such shareholders with respect to any of the foregoing matters or any other matter involving the Issuer or the Shares.

                    The Reporting Persons intend to review their investment in the Issuer on a continuing basis and reserve the right to acquire additional Shares in the open market or in privately negotiated transactions or otherwise, to maintain their holdings at current levels or to sell all or a portion of their holdings in the open market or in privately negotiated transactions or otherwise. Any such actions will depend upon, among other things, the availability of Shares for purchase at satisfactory price levels; the continuing evaluation of the Issuer's business, financial condition, operations and prospects; general market, economic and other conditions; the relative attractiveness of alternative business and investment opportunities; the availability of financing; the actions of the management and Board of Directors of the Issuer; and other future developments. Furthermore, depending upon their continuing assessment of the above factors, the Reporting Persons may consider proposing an acquisition of all or part of the Issuer or another extraordinary corporate transaction involving the Issuer or the election of one or more of their representatives as directors of the Issuer.

                    As part of their ongoing review, the Reporting Persons may have additional discussions with third parties, including other shareholders, or with management of the Issuer regarding the foregoing or ways of improving the Issuer's performance and enhancing shareholder value.

                    Except as set forth above, the Reporting
          Persons have no present plans or intentions which would result in or relate to any of the transactions described in subparagraphs (a) through (j) of Item 4 of
          Schedule 13D.

          Item 5.   Interest in Securities of the Issuer.

                    (a) As of the close of business on January 11, 1991, the Reporting Persons owned in the aggregate 369,200 Shares, which represent approximately 7.31% of the 5,047,645 Shares outstanding as of November 9, 1990, as reported in the Issuer's Quarterly Report on Form 10-Q for the quarter ended September 30, 1990. In accordance with Rule 13d-5(b)(1) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Enterprises, Investors, RIT, JRH, JRCML, SJPC and Mr. Crafts as a group may be deemed to beneficially own such Shares. As of the close of business on January 11, 1991, Enterprises, Investors, RIT and Mr. Crafts have direct beneficial ownership of 136,993, 73,904, 97,185 and 61,118 Shares, respectively.

                    To the best of the Reporting Persons' knowledge and belief, none of the persons listed on Schedule I hereto owns beneficially any Shares.

                    (b)  Each of Enterprises, Investors, RIT
          (subject to the Investment Management Agreement described below) and Mr. Crafts has sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of the Shares of which it has direct beneficial ownership.

                    JRH owns 38.6% of RIT and three members of JRH's Board of Directors are members of RIT's seven member Board of Directors. JRH may, by virtue of its ownership interest in RIT, be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Exchange
          Act) the Shares of which RIT has beneficial ownership. JRH disclaims, however, any beneficial interest in the Shares owned by RIT.

                    Pursuant to a discretionary investment
          management agreement between RIT and JRCML, dated June 28, 1988, JRCML serves as the investment manager of RIT's investment portfolio and, pursuant to such agreement, has the authority on behalf of RIT to vote and sell RIT's Shares. By virtue of such agreement, JRCML may be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares of which RIT has beneficial ownership. JRCML disclaims, however, any beneficial interest in the Shares owned by RIT. (See
          Item 6 of this statement for a more complete description of such agreement.)

                    SJPC owns 100% of JRH. Five members of SJPC's Board of Directors are members of JRH's seven member Board of Directors. Three members of SJPC's Board of Directors who are members of JRH's Board are also members of RIT's seven member Board of Directors. SJPC may, by virtue of its indirect ownership interest in RIT and its indirect ownership of 100% of the stock of JRCML, be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares of which RIT has beneficial ownership. SJPC disclaims, however, any beneficial ownership interest in the Shares owned by RIT.

                    (c)  Within the past 60 days, the Reporting
          Persons purchased Shares in the manner, in the amounts, on the dates and at the prices set forth on Schedule II attached hereto and incorporated herein by reference. To the best knowledge of the Reporting Persons, none of the persons listed on Schedule I hereto has purchased or sold Shares during the past 60 days.

                    (d) Pursuant to an agreement between Investors and RIT, dated November 29, 1990, among other things, Investors has the right, under certain circumstances, to receive a percentage of the net profit (as defined therein) realized by RIT on its investment in Shares. (See Item 6 of this statement for a more complete description of such agreement.)

                    (e)  Not applicable.

          Item 6.   Contracts, Arrangements, Understandings
                    or Relationships with Respect to
                    Securities of the Issuer.

                    The Reporting Persons have had an oral
          understanding to consult each other on matters relating to the voting, holding, acquisition and disposition of Shares. In addition, Enterprises, Investors, RIT and Mr. Crafts have an oral understanding whereby purchases of Shares effected for their accounts have been allocated approximately 57% to Enterprises and Investors taken together, 26% to RIT and 17% to Mr. Crafts. Of the approximately 57% of Shares allocated to Enterprises and Investors, to date approximately 65% has been allocated for the account of Enterprises and 35% for Investors.

                    RIT and JRCML have entered into a discretionary investment management agreement, dated June 28, 1988 (the "Investment Management Agreement"), a copy of which is filed herewith as Exhibit 4, pursuant to which JRCML acts as the discretionary investment manager of RIT's investment portfolio. Under the Investment Management Agreement, JRCML has full authority on behalf of RIT to
          (i) acquire, hold or underwrite or sell, convert, redeem or otherwise dispose of RIT's investments, subject to certain agreed upon investment guidelines, and (ii) exercise any rights (including voting rights) which attach to such investments without obtaining RIT's prior approval. In return for performing this function, JRCML receives a management fee determined as set forth in the Investment Management Agreement.

                    The foregoing summary of certain provisions of the Investment Management Agreement is not intended to be complete and is qualified in its entirety by the complete text of such document which is incorporated herein by reference.

                    Investors and RIT have entered into an
          agreement, dated November 29, 1990 (the "RIT Agreement"), a copy of which is filed herewith as Exhibit 5, pursuant to which, in consideration of RIT's joining the investor group consisting of Enterprises, Investors and Mr. Crafts to invest in Shares, RIT will pay its pro-rata share of all out-of-pocket costs and fees incurred by Investors on behalf of the investor group in connection with such investment, and RIT will pay Investors an amount in cash equal to twenty percent of the "net profit" realized by RIT on its investment in Shares of which RIT has direct beneficial ownership.

                    For purposes of the RIT Agreement, "net profit" means the sum of all gross proceeds received by RIT and any of its affiliates, whether before or after the date of the RIT Agreement, upon the sale, transfer or other disposition of the Shares directly owned by RIT and its affiliates, whether purchased before or after the date of the RIT Agreement, plus all other gross proceeds received, whether before or after the date of the RIT Agreement, in connection with RIT's investment in such Shares (including any dividends and other distributions), minus the total of: the aggregate price paid by RIT to purchase such Shares; a deemed, annual non-compounding return of 7.6% per year on the aggregate purchase price of such Shares (prorated for any period of less than a year during which such Shares are held); any out-of-pocket costs and fees incurred by RIT in connection with such purchase (including commissions but excluding any interest and other costs and fees incurred in connection with any borrowings used to purchase or carry such Shares); and the amounts paid by RIT as its pro-rata share of out-of-pocket costs and fees incurred by Investors on behalf of itself, Enterprises, RIT and Mr. Crafts as an investor group. Twenty percent of any net profits realized by RIT are payable promptly to Investors upon the sale, transfer or other disposition of twenty-five percent or more of the Shares of which RIT has direct beneficial ownership or the receipt by RIT of an extraordinary dividend or distribution.

                    The foregoing summary of certain provisions of the RIT Agreement is not intended to be complete and is qualified in its entirety by the complete text of such document which is incorporated herein by reference.

                    Enterprises, Investors and Mr. Crafts also have an oral understanding to pay their respective pro-rata shares of all out-of-pocket costs and fees incurred by Investors on behalf of the investor group in connection with their investment in Shares.


                    As a result of the foregoing agreements and understandings, the Reporting Persons may be deemed to be a "group" within the meaning of the rules and regulations promulgated under the Exchange Act.

                    Except as set forth herein, none of the
          Reporting Persons and (to the best of the Reporting Persons' knowledge) none of the persons named in Schedule I hereto, has any contracts, arrangements, understandings or relationships (legal or otherwise) with any person with respect to any securities of the Issuer, including but not limited to any contracts, arrangements, understandings or relationships concerning the transfer or voting of such securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or losses, or the giving or withholding of proxies.

          Item 7.   Material to be Filed as Exhibits.

               Exhibit l.     Joint Filing Agreement, dated as of
                              January 11, 1991

               Exhibit 2.     Tinicum Enterprises, Inc. Revolving
                              Credit Agreement, dated as of
                              February 7, 1989

               Exhibit 3.     Tinicum Investors, L.P. Amended and
                              Restated Revolving Credit Agreement,
                              dated as of February 7, 1989

               Exhibit 4. Discretionary Investment Management Agreement, dated June 28, 1988, by and between RIT Capital Partners plc and J. Rothschild Capital Management Limited

               Exhibit 5.     Agreement, dated November 29, 1990,
                              between Tinicum Investors, L.P. and
                              RIT Capital Partners plc


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:    January 11, 1991

                                        TINICUM ENTERPRISES, INC.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  Vice President


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:    January 11, 1991

                                        TINICUM INVESTORS, L.P.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  General Partner


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:    January 11, 1991

                                        RIT CAPITAL PARTNERS plc

                                        By: J. Rothschild Administration
                                            Limited, Corporate Secretary

                                            By:    /s/ Brian D. Mitchell
                                                   Name:   Brian D. Mitchell
                                                   Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:    January 11, 1991

                                        J. ROTHSCHILD HOLDINGS plc

                                        By: /s/ John W. P. Johnston
                                            Name:   John W. P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:    January 11, 1991

                                        J. ROTHSCHILD CAPITAL
                                            MANAGEMENT LIMITED

                                        By: /s/ Brian D. Mitchell
                                            Name:   Brian D. Mitchell
                                            Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:    January 11, 1991

                                        ST. JAMES'S PLACE CAPITAL plc

                                        By: /s/ John W. P. Johnston
                                            Name:   John W. P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of his knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:    January 11, 1991

                                        /s/ Putnam L. Crafts, Jr.
                                        Putnam L. Crafts, Jr.


                                  EXHIBIT INDEX

                                                        Location in
                                                        Sequential Num-
          Exhibit           Description                 bering System

             1       Joint Filing Agreement, dated as        42
                     of January 11, 1991

             2       Tinicum Enterprises, Inc. Revolv-       46
                     ing Credit Agreement, dated as of
                     February 7, 1989

             3       Tinicum Investors, L.P. Amended         91
                     and Restated Revolving Credit
                     Agreement, dated as of February 7,
                     1989

             4       Discretionary Investment Manage-       139
                     ment Agreement, dated June 28,
                     1988, by and between RIT Capital
                     Partners plc and J. Rothschild
                     Capital Management Limited

             5       Agreement, dated November 29,          164
                     1990, between Tinicum Investors,
                     L.P. and RIT Capital Partners plc


                                    Schedule I

          1. Directors and Executive Officers of Tinicum Enterprises, Inc. ("Enterprises"). The name, present principal occupation or employment of each of the directors and executive officers of Enterprises, and the name, principal business and address of any organization in which such employment is conducted, are set forth below. Unless otherwise indicated, the business address of each person listed below is 990 Stewart Avenue, Garden City, New York 11530. Each director and executive officer listed below is a citizen of the United States. Directors are identified by an asterisk. The business and address of Tinicum are not repeated in this table.

                                           Present Principal
          Name, Title and                  Occupation
          Business Address                 or Employment

          James H. Kasschau*               President and Treasurer,
          President                        Tinicum Incorporated

          Eric M. Ruttenberg*              Executive Vice President,
          Vice President                   Tinicum Incorporated

          John C. Ruttenberg*              Executive, Silicon
          3 Sylvan Road                    Graphics, Inc.
          Weston, CT 06881                 3 Sylvan Road
                                           Weston, CT 06881
                                           (design and manufacture of
                                           workstations)

          John F. Keane                    Controller, Tinicum
                                           Incorporated


          2. Directors and Executive Officers of RIT Capital Partners plc ("RIT"). The name, business or residence address, present principal occupation or employment and citizenship of each of the directors and executive officers of RIT, and the name, principal business and address of any organization in which such employment is conducted, are set forth below. The business and address of St. James's Place Capital plc ("SJPC") are not repeated in this table.

                                  Directors

                                             Present Principal
                     Business or             Occupation or
Name                 Residence Address       Employment           Citizenship
_____________________________________________________________________________
The Lord Rothschild  15 St. James's Place    Chairman             British
(Chairman)           London SW1A 1NW         St. James's Place
                     England                 Capital plc.

Charles Howard       Swan House, Madeira     Director, Stanhope   British
Bailey               Walk, Windsor Berkshire Administration
                     SL4 1EU England         Limited, Swan House,
                                             Madeira Walk,
                                             Windsor, Berkshire
                                             SL4 1EU (accounting
                                             and administrative
                                             services); Director,
                                             General Oriental
                                             Investments Limited,
                                             P.O. Box 309, Grand
                                             Cayman, Cayman
                                             Islands, British
                                             West Indies
                                             (investment company)

Anthony Herbert      Rockridge Consolidated  Director, Rockridge  South African
Bloom                Limited, 4th Floor      Consolidated
                     Audrey Rouse, Ely       Limited, 4th Floor,
                     Place, London EC1N 6SN  Audrey House, Ely place
                     England                 London EC1N 6SN,
                                             England (financial
                                             services); Joint
                                             Executive Deputy
                                             Chairman, Sketchley
                                             plc, 249 Silbury
                                             Boulevard, Witan
                                             Gate West, Central
                                             Milton Keynes
                                             MK9 1NA, England
                                             (dry cleaning and
                                             vending operations)

Hon. Clive Patrick   15 St. James's Place    Director             British
Gibson               London SW1A 1NW         St. James's Place
                     England                 Capital plc

Baron Philippe       Boulevard Jacques-      General Manager      Belgian
Lambert              Dalcroze 5, CH-1211     Banque Bruxelles
                     Geneva 3, Switzerland   Lambert (Suisse) SA,
                                             Boulevard Jacques-
                                             Dalcroze 5, CH-1211
                                             Geneva 3,
                                             Switzerland
                                             (international bank)

Jean Pigozzi         Chemin de Mornex 7      Private Investor     Italian
                     1003 Lausanne           Chemin de Mornex 7
                     Switzerland             1003 Lausanne
                                             Switzerland
                                             (investments
                                             worldwide)

Andrew Stafford-     15 St. James's Place    Director              U.S.A.
Deitsch              London SW1A 1NW         St. James's Place
                     England                 Capital plc


                             Executive Officer
_____________________________________________________________________________
John Walford         15 St. James's Place    Company Secretary     British
Philip Johnston      London SW1A 1NW         St. James's Place
                     England                 Capital plc/
                                             Compliance Officer,
                                             St. James's Place
                                             Capital plc


          3. Directors and Executive Officers of J. Rothschild Holdings plc ("JRH"). The name, business or residence address, present principal occupation or employment and citizenship of each of the directors and executive officers of JRH, and the name, principal business and address of any organization in which such employment is conducted, are set forth below. The business and address of SJPC are not repeated in this table.

                                  Directors

                                             Present Principal
                     Business or             Occupation or
Name                 Residence Address       Employment           Citizenship
_____________________________________________________________________________
The Lord Rothschild  15 St. James's Place    Chairman              British
                     London SW1A 1NW         St. James's Place
                     England                 Capital plc

John David           15 St. James's Place    Group Financial       British
Cracknell            London SW1A 1NW         Controller,
                     England                 St. James's Place
                                             Capital plc

Hon. Clive Patrick   15 St. James's Place    Director              British
Gibson               London SW1A 1NW         St. James's Place
                     England                 Capital plc

John Walford Philip  15 St. James's Place    Company Secretary     British
Johnston             London SW1A 1NW         St. James's Place
                     England                 Capital plc/
                                             Compliance Officer,
                                             St. James's Place
                                             Capital plc

Spencer Nicholas     15 St. James's Place    Investment Director   British
Roditi               London SW1A 1NW         St. James's Place
                     England                 Capital plc

Andrew Stafford-     15 St. James's Place    Director              U.S.A.
Deitsch              London SW1A 1NW         St. James's Place
                     England                 Capital plc

Nils Otto Taube      15 St. James's Place    Chairman and Chief    British
                     London SW1A 1NW         Executive
                     England                 J. Rothschild
                                             Investment
                                             Management Ltd.
                                             15 St. James's Place
                                             London, SW1A 1NW
                                             England
                                             (investment
                                             management)

                             Executive Officer
_____________________________________________________________________________
John Walford Philip  15 St. James's Place    Company Secretary     British
Johnston             London SW1A 1NW         St. James's Place
                     England                 Capital plc,
                                             Compliance Officer,
                                             St. James's Place
                                             Capital plc

          4. Directors and Executive Officers of J. Rothschild Capital Management Limited ("JRCML"). The name, business or residence address, present principal occupation or employment and citizenship of each of the directors and executive officers of JRCML, and the name, principal business and address of any organization in which such employment is conducted, are set forth below. The business and address of SJPC are not repeated in this table.

                                  Directors

                                             Present Principal
                     Business or             Occupation or
Name                 Residence Address       Employment           Citizenship
_____________________________________________________________________________

The Lord Rothschild  15 St. James's Place    Chairman              British
(Chairman)           London SW1A 1NW         St. James's Place
                     England                 Capital plc

Hon. Clive           15 St. James's Place    Director              British
Patrick Gibson       London SW1A 1NW         St. James's Place
                     England                 Capital plc

Andrew               15 St. James's Place    Director              USA
Stafford-Deitsch     London SW1A 1NW         St. James's Place
                     England                 Capital plc

John Walford         15 St. James's Place    Company Secretary     British
Philip               London SW1A 1NW         St. James's Place
Johnston             England                 Capital plc,
                                             Compliance Officer
                                             St. James's Place
                                             Capital plc

Duncan William       15 St. James's Place    Corporate Finance     British
Allan Budge          London SW1A 1NW         Executive,
                     England                 St. James's Place
                                             Capital plc

John David           15 St. James's Place    Group Financial       British
Cracknell            London SW1A 1NW         Controller,
                     England                 St. James's Place
                                             Capital plc


          5.   Directors and Executive Officers of St. James's
               Place Capital plc ("SJPC"). The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of SJPC, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The business and address of SJPC are not repeated in this table.

                                  Directors

                                             Present Principal
                     Business or             Occupation or
Name                 Residence Address       Employment           Citizenship
_____________________________________________________________________________

The Lord Rothschild  15 St. James's Place    Chairman              British
                     London SW1A 1NW         St. James'S Place
                     England                 Capital plc

The Viscount         149 Newlands Road       Chairman              British
Weir                 Cathcart, Glasgow       The Weir Group plc
                     G44 4Ex, Scotland       140 Newlands Road,
                                             Cathcart, Glasgow,
                                             G44 4Ex, Scotland
                                             (engineers)

Nathaniel de         135 East 57th Street    President, Nathaniel  French
Rothschild           New York, NY  10022     de Rothschild
                     USA                     Holdings Ltd.;
                                             135 East 57th
                                             Street, New York,
                                             New York 10022
                                             USA

Non. Clive Patrick   15 St. James's Place    Director              British
Gibson               London SW1A 1NW         St. James's Place
                     England                 Capital plc

Allard Jiskoot       6B Emmalaan             Chairman of the       Dutch
                     3743 DK Baarn           Securities Board of
                     Netherlands             the Netherlands

The Lord Rees-Mogg   17 Pall Mall            Chairman              British
                     London SW1Y 5NB         Pickering & Chatto
                     England                 Ltd., 17 Pall Mall,
                                             London, SW1Y 5NB,
                                             England (antiquarian
                                             booksellers)

Spencer Nicholas     15 St. James's Place    Investment Director   British
Roditi               London SW1A 1NW         St. James's Place
                     England                 Capital plc

Andrew Stafford-     15 St. James's Place    Director              U.S.A.
Deitsch              London SW1A 1NW         St. James's Place
                     England                 Capital plc

Nils Otto Taube      15 St. James's Place    Chairman and Chief    British
                     London SW1A 1NW         Executive
                     England                 J. Rothschild
                                             Investment
                                             Management Ltd., 15
                                             St. James's Place,
                                             London, SW1A 1NW,
                                             England (investment
                                             management)

Maurice Edward       Fairfax House           Consultant, Saffery   British
Hatch                Fulwood Place           Champness (Chartered
                     Gray's Inn              Accountants) Fairfax
                     London WC1V 6UB         House, Fulwood Place,
                                             Gray's Inn, London
                                             WC1V 6UB

Sir Mark Aubrey      15 St. James's Place    Director              British
Weinberg             London SW1A 1NW         St. James's Place
                                             Capital plc

                             Executive Officer
_____________________________________________________________________________
John Walford         15 St. James's Place    Company Secretary     British
Philip Johnston      London SW1A 1NW         St. James's Place
                     England                 Capital plc,
                                             Compliance Officer,
                                             St. James's Place
                                             Capital plc


          6. Directors and Executive Officers of Tinicum Incorporated ("Tinicum"). The name, present principal occupation or employment of each of the directors and executive officers of Tinicum, and the name, principal business and address of any organization in which such employment is conducted, are set forth below. Unless otherwise indicated, the business address of each person listed below is 990 Stewart Avenue, Garden City, New York 11530. Unless otherwise indicated each occupation set forth opposite an individual's name refers to employment with Tinicum. Each director and executive officer listed below is a citizen of the United States. Directors are identified by an asterisk. The business and address of Tinicum are not repeated in this table.

                                        Present Principal
          Name and Business Address     Occupation or Employment

          Derald H. Ruttenberg*         Chief Executive Officer

          John C. Ruttenberg*           Executive
          3 Sylvan Road                 Silicon Graphics Inc.
          Weston, CT  06881             3 Sylvan Road
                                        Weston, Connecticut 06881
                                        (design and manufacture
                                        of workstations)

          Eric M. Ruttenberg*           Executive Vice-President

          James H. Kasschau             President and Treasurer


                                 Schedule II

               The Reporting Persons have engaged in the following transactions in Shares during the past 60 days. All transactions involved purchases of Shares on the New York Stock Exchange.

          Transaction     Number of     Avg. Price
             Date          Shares       Per Share *     Purchaser

           11/16/90         1,600         21.047       Enterprises
           11/19/90         3,510         21.461       Enterprises
           11/19/90         1,890         21.461       Mr. Crafts
           11/20/90           918         21.500       Enterprises
           11/20/90         2,325         21.500       RIT
           11/20/90           257         21.500       Mr. Crafts
           1/02/91            171         21.083       Enterprises
           1/02/91             78         21.083       RIT
           1/02/91             51         21.083       Mr. Crafts
           1/03/91            969         22.471       Enterprises
           1/03/91            442         22.471       RIT
           1/03/91            289         22.471       Mr. Crafts
           1/04/91         66,519         23.125       Enterprises
           1/04/91         30,342         23.125       RIT
           1/04/91         19,839         23.125       Mr. Crafts
           1/07/91            513         23.555       Enterprises
           1/07/91            234         23.555       RIT
           1/07/91            153         23.555       Mr. Crafts
           1/08/91            684         23.864       Enterprises
           1/08/91            312         23.864       RIT
           1/08/91            204         23.864       Mr. Crafts
           1/09/91            684         23.145       Enterprises
           1/09/91            312         23.145       RIT
           1/09/91            204         23.145       Mr. Crafts
           1/11/91            114         23.000       Enterprises
           1/11/91             52         23.000       RIT
           1/11/91             34         23.000       Mr. Crafts



          *        Excluding commissions.


          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

          SCHEDULE 13D

          Under the Securities Exchange Act of 1934
          (Amendment No. 1)

          SPS Technologies, Inc.
          (Name of Issuer)

          Common Stock, Par Value $1.00 Per Share
          (Title of Class of Securities)

          784626 10 3
          (CUSIP Number)

          Tinicum Enterprises, Inc.
          990 Stewart Avenue
          Garden City, New York  11530
                           (516) 222-2874
          (Name, Address and Telephone Number of Person
          Authorized to Receive Notices and Communications)

          Copy to:

          Paul T. Schnell, Esq.
          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, New York  10022
          (212) 735-3000

                             January 31, 1991
          (Date of Event which Requires Filing of this Statement)

                    If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D and is filing this statement because of Rule 13d-1(b)(3) or (4), check the following box: [ ]

                    Check the following box if a fee is being paid with the statement: [ ]


                    This statement amends and supplements the Statement on Schedule 13D (the "Schedule 13D") filed with the Securities and Exchange Commission by Tinicum Enterprises, Inc., a Delaware corporation, Tinicum Investors, L.P., a Delaware limited partnership, RIT Capital Partners plc, a company organized under the laws of England, J. Rothschild Holdings plc, a company organized under the laws of England, J. Rothschild Capital Management Limited, a company organized under the laws of England, St. James's Place Capital plc, a company organized under the laws of England, and Mr. Putnam L. Crafts, Jr. in connection with their ownership of shares of common stock, par value $1.00 per share, of SPS Technologies, Inc., a Pennsylvania corporation (the "Issuer"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Schedule 13D.

          Item 4.  Purpose of Transaction.

                    During the week of January 28, 1991, a
          representative of the Reporting Persons had discussions with representatives of the Issuer concerning, among other things, the nomination by the Issuer of one designee of the Reporting Persons for election to the Issuer's Board of Directors at the 1991 Annual Meeting of Shareholders (the "1991 Annual Meeting"). The representatives of the Issuer stated that the Issuer would consider whether to nominate a designee of the Reporting Persons as a director, and further discussions are anticipated. The Issuer has further advised the Reporting Persons that the 1991 Annual Meeting will not be held prior to April 15, 1991. This date preserves, at least until February 14, 1991, the opportunity for the Reporting Persons to submit Board nominations for such meeting.


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  January 31, 1991

                                        TINICUM ENTERPRISES, INC.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  Vice President


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  January 31, 1991

                                        TINICUM ENTERPRISES, L.P.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  General Partner


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  January 31, 1991

                                        RIT CAPITAL PARTNERS plc

                                        By: J. Rothschild Administration
                                        Limited, Corporate Secretary

                                        By: /s/ Brian D. Mitchell
                                            Name:   Brian D. Mitchell
                                            Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  January 31, 1991

                                        J. ROTHSCHILD HOLDINGS plc

                                        By: /s/ John W.P. Johnston
                                            Name:   John W.P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  January 31, 1991

                                        J. ROTHSCHILD CAPITAL MANAGEMENT
                                        LIMITED

                                        By: /s/ Brian D. Mitchell
                                            Name:   Brian D. Mitchell
                                            Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  January 31, 1991

                                        ST. JAMES'S PLACE CAPITAL plc

                                        By: /s/ John W.P. Johnston
                                            Name:   John W.P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  January 31, 1991

                                        By: /s/ Putnam L. Crafts, Jr.
                                            Putnam L. Crafts, Jr.


          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

          SCHEDULE 13D

          Under the Securities Exchange Act of 1934
          (Amendment No. 2)

          SPS Technologies, Inc.
          (Name of Issuer)

          Common Stock, Par Value $1.00 Per Share
          (Title of Class of Securities)

          784626 10 3
          (CUSIP Number)

          Tinicum Enterprises, Inc.
          990 Stewart Avenue
          Garden City, New York  11530
                          (516) 222-2874
          (Name, Address and Telephone Number of Person
          Authorized to Receive Notices and Communications)

          Copy to:

          Paul T. Schnell, Esq.
          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, New York  10022
          (212) 735-3000

                             February 14, 1991
          (Date of Event which Requires Filing of this Statement)

                                            If the filing person has
          previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D and is filing this statement because of Rule 13d-1(b)(3) or (4), check the following box: [ ]

                                            Check the following box
          if a fee is being paid with the statement:  [  ]



                    This statement amends and supplements the Statement on Schedule 13D (the "Schedule 13D") filed with the Securities and Exchange Commission by Tinicum Enterprises, Inc., a Delaware corporation, Tinicum Investors, L.P., a Delaware limited partnership, RIT Capital Partners plc, a company organized under the laws of England,
          J. Rothschild Holdings plc, a company organized under the laws of England, J. Rothschild Capital Management Limited, a company organized under the laws of England, St. James's Place Capital plc, a company organized under the laws of England, and Mr. Putnam L. Crafts, Jr. in connection with their ownership of shares of common stock, par value $1.00 per share, of SPS Technologies, Inc., a Pennsylvania corporation (the "Issuer"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Schedule 13D.

          Item 4.  Purpose of Transaction.

                    In connection with previously disclosed
          discussions relating to the possible nomination by the Issuer of a designee of the Reporting Persons as a director, the Issuer has advised the Reporting Persons that the Issuer will provide the Reporting Persons with at least seventy days notice of the date of the 1991 Annual Meeting of Shareholders.


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  February 15, 1991

                                        TINICUM ENTERPRISES, INC.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  Vice President


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  February 15, 1991

                                        TINICUM INVESTORS, L.P.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  General Partner


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  February 15, 1991

                                        RIT CAPITAL PARTNERS plc

                                        By: J. Rothschild Administration
                                            Limited, Corporate Secretary

                                        By: /s/ Brian D. Mitchell
                                            Name:   Brian D. Mitchell
                                            Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  February 15, 1991

                                        J. ROTHSCHILD HOLDINGS plc

                                        By: /s/ John W.P. Johnston
                                            Name:   John W.P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  February 15, 1991

                                        J. ROTHSCHILD CAPITAL MANAGEMENT
                                        LIMITED


                                        By: J. Rothschild Administration
                                            Limited, Corporate Secretary

                                        By: /s/ Brian D. Mitchell
                                            Name:   Brian D. Mitchell
                                            Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  February 15, 1991

                                        ST. JAMES'S PLACE CAPITAL plc

                                        By: /s/ John W.P. Johnston
                                            Name:   John W.P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  February 15, 1991

                                        By: /s/ Putnam L. Crafts, Jr.
                                            Putnam L. Crafts, Jr.


          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

          SCHEDULE 13D

          Under the Securities Exchange Act of 1934
          (Amendment No. 3)

          SPS Technologies, Inc.
          (Name of Issuer)

          Common Stock, Par Value $1.00 Per Share
          (Title of Class of Securities)

           784626 10 3
          (CUSIP Number)

          Tinicum Enterprises, Inc.
          990 Stewart Avenue
          Garden City, New York  11530
                           (516) 222-2874
          (Name, Address and Telephone Number of Person
          Authorized to Receive Notices and Communications)

          Copy to:

          Paul T. Schnell, Esq.
          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, New York  10022
          (212) 735-3000

                               May 2, 1991
          (Date of Event which Requires Filing of this Statement)

                    If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this statement because of Rule 13d-1(b)(3) or (4), check the following box: [ ]

                    Check the following box if a fee is being paid with the statement: [ ]



                    This statement amends and supplements the Statement on Schedule 13D (the "Schedule 13D") filed with the Securities and Exchange Commission by Tinicum Enterprises, Inc., a Delaware corporation, Tinicum Investors, L.P., a Delaware limited partnership, RIT Capital Partners plc, a company organized under the laws of England, J. Rothschild Holdings plc, a company organized under the laws of England, J. Rothschild Capital Management Limited, a company organized under the laws of England, St. James's Place Capital plc, a company organized under the laws of England, and Mr. Putnam L. Crafts, Jr. in connection with their ownership of shares of common stock, par value $1.00 per share, of SPS Technologies, Inc., a Pennsylvania corporation (the "Issuer"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Schedule 13D.

          Item 4.   Purpose of Transaction.

                    Item 4 is hereby amended and supplemented by adding the following:

                    On May 2, 1991, certain of the Reporting
          Persons and Messrs. Eric M. Ruttenberg and Derald H. Ruttenberg (collectively, the "Shareholders") and the Issuer entered into a Shareowners' Agreement (the "Agreement"), pursuant to which Mr. Eric M. Ruttenberg ("Mr. Ruttenberg") was appointed to the Issuer's Board of Directors as a member of the class of directors elected at the Issuer's 1990 annual meeting of shareholders to serve until the 1993 annual meeting of shareholders. Mr. Ruttenberg was also appointed to the Executive Compensation and Stock Option Committee and the Directors Committee of the Board of Directors. The Agreement provides that if the size of the Issuer's Board is increased beyond eight, Tinicum Enterprises, Inc. will have the right to propose an individual to fill the third out of each three additional Board seats (together with Mr. Ruttenberg, the "Shareholder Directors").

                    Pursuant to the Agreement, the Shareholders agreed, among other things, not to (i) participate in any solicitation of proxies or the making of any shareholder proposal, or seek to obtain any list of the Issuer's shareholders; (ii) enter into any voting agreements or arrangements with respect to shares of the Issuer's common stock; (iii) participate in any group of shareholders of the Issuer (other than any group consisting of certain of the Shareholders identified in the Schedule 13D); (iv) make any offer or proposal to acquire the Issuer or seek to effect a business combination or any restructuring, recapitalization or other extraordinary transaction involving the Issuer; (v) seek Board representation or the removal of any directors or a change in the composition or size of the Board; (vi) make any request, requiring public disclosure, to amend or waive any provision of the Agreement; (vii) disclose any intent, purpose, plan or proposal with respect to the Issuer, its Board, management, policies, affairs, securities or assets or the Agreement that if effected would result in a violation of the provisions described in this sentence; (viii) take any actions challenging the validity or enforceability of the Rights Agreement between the Issuer and Mellon Bank (East) N.A. (the "Rights Agreement") as in effect on the date of the Agreement (other than an action challenging the validity or enforceability of any amendment to the Rights Agreement effected after the date of the Agreement) or seeking a redemption of any Rights issued under the Rights Agreement; or (ix) assist, advise or encourage any person with respect to any of the foregoing (collectively, the "Shareholder Covenants"). The Agreement does not prohibit the Shareholders from (I) making any offer or proposal if requested to do so in writing by the Issuer's Board of Directors or (II) purchasing additional securities, provided that their aggregate holdings do not exceed certain thresholds under the Rights Agreement. In addition, the Agreement does not prevent any Shareholder Director from discussing any matter referred to in clauses (iv) or (vii) of the Shareholder Covenants above with the Board provided such discussions do not require public disclosure by any Shareholder or the Issuer and no Shareholder makes any public filing or disclosure regarding such discussions.

                    The Issuer agreed pursuant to the Agreement, among other things, that if (i) any person publicly makes a bona fide offer to acquire a majority of the Issuer's outstanding common stock and the Issuer's Board does not reject or otherwise take a position in opposition to the offer within 120 days after it is made and it remains outstanding or (ii) any person makes a bona fide offer to acquire a majority of the Issuer's outstanding common stock and the Board either (A) has determined that accepting such offer is in the best interests of the Issuer's shareholders, or (B) decides to seek competing offers or proposes to effect or negotiate with any person a business combination or other extraordinary transaction, the Shareholder Covenants shall be deemed waived to the extent necessary to allow any Shareholder or any affiliate thereof to make a competing offer. The Shareholders also agreed to vote for the Board's slate of nominees for election as directors of the Issuer and not to vote for the approval of any matter presented to the shareholders of the Issuer if a majority of the Issuer's entire Board of Directors recommends that shareholders not approve such matters.

                    The Agreement terminates at 12:01 a.m. on the date of the Issuer's 1993 annual meeting of shareholders. The Agreement provides, however, among other things, that if all the Shareholder Directors shall have resigned prior to such termination date, the Shareholder Covenants (other than clause (iv) above) will terminate 75 days prior to the date of the Issuer's 1993 annual meeting of shareholders (or such earlier date that may be 15 days prior to the date that notice of nominees or proposals for the 1993 annual meeting must be submitted to the Issuer).

                    The foregoing summary of certain provisions of the Agreement is not intended to be complete and is qualified in its entirety by the complete text of such document, which is filed herewith as Exhibit 6 and incorporated herein by reference.

          Item 6.   Contracts, Arrangements, Understandings
                    or Relationships with Respect to
                    Securities of the Issuer.

                    Item 6 is hereby amended and supplemented by adding the following:

                    As stated in Item 4 hereto, discussions between the Reporting Persons and the Issuer resulted in the execution of the Agreement dated as of May 2, 1991. To the extent applicable, see the description of the Agreement contained in Item 4 hereto and the copy of the Agreement attached hereto as Exhibit 6 and incorporated herein by reference.

          Item 7.   Material to be Filed as Exhibits.

                    Item 7 is hereby amended and supplemented by adding the following:

               Exhibit 6. Shareowners' Agreement, dated as of May 2, 1991, by and among Tinicum Enterprises, Inc., Tinicum Investors, L.P., RIT Capital Partners plc, J. Rothschild Capital Management
                              Limited, Eric M. Ruttenberg, Derald
                              H. Ruttenberg, Putnam L. Crafts, Jr.
                              and SPS Technologies, Inc.


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  May 2, 1991

                                        TINICUM ENTERPRISES, INC.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  Vice President


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  May 2, 1991

                                        TINICUM INVESTORS, L.P.

                                        By: /s/ Eric M. Ruttenberg
                                            Name:   Eric M. Ruttenberg
                                            Title:  General Partner


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  May 2, 1991

                                        RIT CAPITAL PARTNERS plc

                                        By: J. Rothschild Administration
                                            Limited, Corporate Secretary

                                            By:     /s/ Brian D. Mitchell
                                                    Name:   Brian D. Mitchell
                                                    Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  May 2, 1991

                                        J. ROTHSCHILD HOLDINGS plc

                                        By: /s/ John W. P. Johnston
                                            Name:   John W. P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  May 2, 1991

                                        J. ROTHSCHILD CAPITAL MANAGEMENT
                                        LIMITED

                                        By: /s/ Brian D. Mitchell
                                            Name:   Brian D. Mitchell
                                            Title:  Director


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  May 2, 1991

                                        ST. JAMES'S PLACE CAPITAL plc

                                        By: /s/ John W. P. Johnston
                                            Name:   John W. P. Johnston
                                            Title:  Secretary


                                  SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  May 2, 1991

                                        /s/ Putnam L. Crafts, Jr.
                                        Putnam L. Crafts, Jr.


                                EXHIBIT INDEX

                                                        Location in
                                                        Sequential Num-
          Exhibit           Description                 bering System

             6       Shareowners' Agreement, dated             14
                     as of May 2, 1991, by and
                     among Tinicum Enterprises, Inc.,
                     Tinicum Investors, L.P., RIT
                     Capital Partners plc, J.
                     Rothschild Capital Management
                     Limited, Eric M. Ruttenberg,
                     Derald H. Ruttenberg, Putnam L.
                     Crafts, Jr. and SPS Technologies,
                     Inc.


          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

          SCHEDULE 13D

          Under the Securities Exchange Act of 1934
          (Amendment No. 4)

          SPS Technologies, Inc.
          (Name of Issuer)

          Common Stock, Par Value $1.00 Per Share
          (Title of Class of Securities)

           784626 10 3
          (CUSIP Number)

          Tinicum Enterprises, Inc.
          990 Stewart Avenue
          Garden City, New York  11530
                           (516) 222-2874
          (Name, Address and Telephone Number of Person
          Authorized to Receive Notices and Communications)

          Copy to:

          Paul T. Schnell
          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, New York  10022
          (212) 735-3000

                            September 17, 1991
          (Date of Event which Requires Filing of this Statement)

                     If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this statement because of Rule 13d-1(b)(3) or (4), check the following box:
          [ ]

                     Check the following box if a fee is being paid with the statement: [ ]




                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        TINICUM ENTERPRISES, INC.
        13-3506390
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC, BK
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        167,488
         NUMBER OF
          SHARES                 ___________________________________
       BENEFICIALLY                (8)  SHARED VOTING POWER
         OWNED BY                       0
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        167,488
           WITH
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        167,488
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        3.29%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        CO
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        TINICUM INVESTORS, L.P.
        13-3466414
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC, BK
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        73,904
         NUMBER OF
          SHARES                 ___________________________________
       BENEFICIALLY                (8)  SHARED VOTING POWER
         OWNED BY                       0
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        73,904
           WITH
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        73,904
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.45%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        PN
   _________________________________________________________________




                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        RIT CAPITAL PARTNERS plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     111,095
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        111,095

   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        111,095
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        2.19%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        J. ROTHSCHILD HOLDINGS plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES         (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        HC
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        J. ROTHSCHILD CAPITAL MANAGEMENT LIMITED
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     111,095
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        111,095

   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES         (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        CO
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        ST. JAMES PLACE CAPITAL plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES         (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        HC
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        PUTNAM L. CRAFTS, JR.     ###-##-####
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        PF
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        70,213
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        70,213
           WITH
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        70,213
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES         ( )
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.38%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        IN
   _________________________________________________________________


                         This statement amends and supplements the
               Statement on Schedule 13D (the "Schedule 13D") filed with the Securities and Exchange Commission by Tinicum Enterprises, Inc., a Delaware corporation, Tinicum Investors, L.P., a Delaware limited partnership, RIT Capital Partners plc, a company organized under the laws of England, J. Rothschild Holdings plc, a company organized under the laws of England, J. Rothschild Capital Management Limited, a company organized under the laws of England, St. James's Place Capital plc, a company organized under the laws of England, and Mr. Putnam L. Crafts, Jr. in connection with their ownership of shares of common stock, par value $1.00 per share, of SPS Technologies, Inc., a Pennsylvania corporation (the "Issuer"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Schedule 13D.

               Item 3.   Source and Amount of Funds
                         or Other Consideration.

                         Item 3 is hereby amended and supplemented by
               adding the following:

                         Since January 11, 1991, Enterprises purchased
               directly 30,495 Shares for a total consideration of approximately $806,260. Enterprises paid for such Shares from its working capital and from borrowings in the ordinary course of business under previously existing credit facilities available for general corporate purposes, including purchases of marketabLe securities. The terms of such credit facilities have been summarized in the Schedule 13D.

                         Since January 11, 1991, RIT purchased directly
               13,910 Shares for a total consideration of approximately $367,768. RIT paid for its Shares from its working capital.

                         Since January 11, 1991, Mr. Crafts purchased
               directly 9,095 Shares for a total consideration of approximately $240,464. Mr. Crafts paid for his Shares from his personal funds.

               Item 5.   Interest in Securities of the Issuer.

                         Item 5(a) is hereby amended and supplemented by
               adding the following:

                         (a)  As of the close of business on
               September 17, 1991, the Reporting Persons owned in the aggregate 422,700 Shares, which represent approximately 8.31% of the 5,083,275 Shares outstanding as of July 25, 1991 as reported in the Issuer's Proxy Statement, dated August 1, 1991, for the 1991 Annual Meeting of Shareholders of the Issuer. In accordance with Rule 13d-5(b)(1) of the General Rules and Regulations under the Exchange Act, Enterprises, Investors, RIT, JRH, JRCML, SJPC and Mr. Crafts as a group may be deemed to beneficially own such Shares. As of the close of business on September 17, 1991, Enterprises, Investors, RIT and Mr. Crafts have direct beneficial ownership of 167,488, 73,904, 111,095 and 70,213 Shares, respectively.

                         Item 5(c) is hereby amended and supplemented by
               adding the following:

                         (c)  Within the Past 60 days, the Reporting
               Persons purchased Shares in the manner, in the amounts, on the dates and at the prices set forth on Schedule I-A attached hereto and incorporated herein by reference.


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    September 19, 1991

                                             TINICUM ENTERPRISES, INC.

                                             By: /s/ Eric M. Ruttenberg
                                                 Name:   Eric M. Ruttenberg
                                                 Title:  Vice President


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    September 19, 1991

                                             TINICUM INVESTORS, L.P.

                                             By: /s/ Eric M. Ruttenberg
                                                 Name:   Eric M. Ruttenberg
                                                 Title:  General Partner


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    September 19, 1991

                                             RIT CAPITAL PARTNERS plc

                                             By: J. Rothschild Administration
                                             Limited, Corporate Secretary

                                             By: /s/ Brian D. Mitchell
                                                 Name:   Brian D. Mitchell
                                                 Title:  Director


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    September 19, 1991

                                             J. ROTHSCHILD HOLDINGS plc

                                             By: /s/ John W. P. Johnston
                                                 Name:   John W. P. Johnston
                                                 Title:  Secretary


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    September 19, 1991

                                             J. ROTHSCHILD CAPITAL MANAGEMENT
                                             LIMITED

                                             By: /s/ Brian D. Mitchell
                                                 Name:   Brian D. Mitchell
                                                 Title:  Director


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    September 19, 1991

                                             ST. JAMES'S PLACE CAPITAL plc

                                             By: /s/ John W. P. Johnston
                                                 Name:   John W. P. Johnston
                                                 Title:  Secretary


                                       SIGNATURE

                         After reasonable inquiry and to the best of his
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    September 19, 1991

                                             /s/ Putnam L. Crafts, Jr.
                                             Putnam L. Crafts, Jr.


                                       Schedule I-A

                         The Reporting Persons have engaged in the
               following transactions in Shares during the past 60 days. All transactions involved purchases of Shares on The New York Stock Exchange.

               Transaction     Number of     Avg. Price
                  Date          Shares      Per Share **      Purchaser

                8/16/91            456        $27.750       Enterprises
                8/16/91            208         27.750       RIT
                8/16/91            136         27.750       Mr. Crafts
                8/22/91          7,980         27.978       Enterprises
                8/22/91          3,640         27.978       RIT
                8/22/91          2,380         27.978       Mr. Crafts
                9/04/91          4,959         26.750       Enterprises
                9/04/91          2,262         26.750       RIT
                9/04/91          1,479         26.750       Mr. Crafts
                9/06/91          1,140         26.500       Enterprises
                9/06/91            520         26.500       RIT
                9/06/91            340         26.500       Mr. Crafts
                9/10/91          4,560         26.350       Enterprises
                9/10/91          2,080         26.350       RIT
                9/10/91          1,360         26.350       Mr. Crafts
                9/17/91         11,400         25.000       Enterprises
                9/17/91          5,200         25.000       RIT
                9/17/91          3,400         25.000       Mr. Crafts




               **        Excluding commissions.


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

               SCHEDULE 13D

               Under the Securities Exchange Act of 1934
               (Amendment No. 5)

               SPS Technologies, Inc.
               (Name of Issuer)

               Common Stock, Par Value $1.00 Per Share
               (Title of Class of Securities)

                784626 10 3
               (CUSIP Number)

               Tinicum Enterprises, Inc.
               990 Stewart Avenue
               Garden City, New York 11530
                               (516) 222-2874
               (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications)

               Copy to:

               Paul T. Schnell, Esq.
               Skadden, Arps, Slate, Meagher & Flom
               919 Third Avenue
               New York, New York 10022
               (212) 735-3000

                                  October 10, 1991
               (Date of Event which Requires Filing of this Statement)

                         If the filing person has previously filed a
               statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this statement because of Rule 13d-l(b)(3) or (4), check the following box: [ ]

                         Check the following box if a fee is being paid
               with the statement: [ ]



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        TINICUM ENTERPRISES, INC.     13-3506390
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC, BK
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        214,000
         NUMBER OF
          SHARES                 ___________________________________
       BENEFICIALLY                (8)  SHARED VOTING POWER
         OWNED BY                       0
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        214,000
           WITH
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        214,000
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        4.21%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        CO
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        TINICUM INVESTORS, L.P.    13-3466414
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC, BK
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        73,904
         NUMBER OF
          SHARES                 ___________________________________
       BENEFICIALLY                (8)  SHARED VOTING POWER
         OWNED BY                       0
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        73,904
           WITH
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        73,904
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.45%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        PN
   _________________________________________________________________




                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        RIT CAPITAL PARTNERS plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        WC
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     132,311
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        132,311

   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        132,311
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES                                       (  )

   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        2.60%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        IV
   _________________________________________________________________




                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        J. ROTHSCHILD HOLDINGS plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES        (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        HC
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        J. ROTHSCHILD CAPITAL MANAGEMENT LIMITED
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     132,311
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        132,311

   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES         (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        CO
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        ST. JAMES PLACE CAPITAL plc
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        Not applicable
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        0
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        0
           WITH                  ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES        (X)
        See Item 5
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        HC
   _________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 784626103
   _________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        PUTNAM L. CRAFTS, JR.     ###-##-####
   _________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:
                                                         (a)  ( )
                                                         (b)  ( )
   _________________________________________________________________
   (3)  SEC USE ONLY

   _________________________________________________________________
   (4)  SOURCE OF FUNDS
        PF
   _________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(e)  ( )

   __________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
   _________________________________________________________________
                                   (7)  SOLE VOTING POWER
                                        84,085
         NUMBER OF               ___________________________________
          SHARES                   (8)  SHARED VOTING POWER
       BENEFICIALLY                     0
         OWNED BY
           EACH                  ___________________________________
         REPORTING                 (9)  SOLE DISPOSITIVE POWER
          PERSON                        84,085
           WITH
                                 ___________________________________
                                   (10) SHARED DISPOSITIVE POWER
                                        0
   _________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        84,085
   _________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*        ( )
   _________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.65%
   _________________________________________________________________
   (14) TYPE OF REPORTING PERSON
        IN
   _________________________________________________________________



                         This statement amends and supplements the
               Statement on Schedule 13D (the "Schedule 13D") filed with the Securities and Exchange Commission by Tinicum Enterprises, Inc., a Delaware corporation, Tinicum Investors, L.P., a Delaware limited partnership, RIT Capital Partners plc, a company organized under the laws of England, J. Rothschild Holdings plc, a company organized under the laws of England, J. Rothschild Capital Management Limited, a company organized under the laws of England, St. James's Place Capital plc, a company organized under the laws of England, and Mr. Putnam L. Crafts, Jr. in connection with their ownership of shares of common stock, par value $1.00 per share, of SPS Technologies, Inc., a Pennsylvania corporation (the "Issuer"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Schedule 13D.

               Item 3.   Source and Amount of Funds
                         or Other Consideration.

                         Item 3 is hereby amended and supplemented by
               adding the following:

                         Since September 17, 1991, Enterprises purchased
               directly 46,512 Shares for a total consideration of approximately $1,101,826. Enterprises paid for such Shares from its working capital and from borrowings in the ordinary course of business under previously existing credit facilities available for general corporate purposes, including purchases of marketable securities. The terms of such credit facilities have been summarized in the Schedule 13D.

                         Since September 17, 1991, RIT purchased
               directly 21,216 Shares for a total consideration of approximately $502,587. RIT paid for its Shares from its working capital.

                         Since September 17, 1991, Mr. Crafts purchased
               directly 13,872 Shares for a total consideration of approximately $328,515. Mr. Crafts paid for his Shares from his personal funds.

               Item 5.   Interest in Securities of the Issuer.

                         Item 5 (a) is hereby amended and supplemented
               by adding the following:

                         (a) As of the close of business on October 10, 1991, the Reporting Persons owned in the aggregate 504,300 Shares, which represent approximately 9.92% of the 5,083,275 Shares outstanding as of August 9, 1991 as reported in the Issuer's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1991. In accordance with Rule 13d-5(b)(l) of the General Rules and Regulations under the Exchange Act, Enterprises, Investors, RIT, JRH, JRCML, SJPC and Mr. Crafts as a group may be deemed to beneficially own such Shares. As of the close of business on October 10, 1991, Enterprises, Investors, RIT and Mr. Crafts have direct beneficial ownership of 214,000, 73,904, 132,311, 84,085
               Shares, respectively.

                         Item 5(c) is hereby amended and supplemented by
               adding the following:

                         (c)  Within the past 60 days, the Reporting
               Persons purchased Shares in the manner, in the amounts, on the dates and at the prices set forth on Schedule I-A attached hereto and incorporated herein by reference.


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    October 11, 1991

                                             TINICUM ENTERPRISES, INC.

                                             By: /s/ Eric M. Ruttenberg
                                                 Name:   Eric M. Ruttenberg
                                                 Title:  Vice President


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    October 11, 1991

                                             TINICUM INVESTORS, L.P.

                                             By: /s/ Eric M. Ruttenberg
                                                 Name:   Eric M. Ruttenberg
                                                 Title:  General Partner


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    October 11, 1991

                                             RIT CAPITAL PARTNERS plc

                                             By: J. Rothschild Administration
                                             Limited, Corporate Secretary

                                             By: /s/ Brian D. Mitchell
                                                 Name:   Brian D. Mitchell
                                                 Title:  Director


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    October 11, 1991

                                             J. ROTHSCHILD HOLDINGS plc

                                             By: /s/ John W. P. Johnston
                                                 Name:   John W. P. Johnston
                                                 Title:  Secretary


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    October 11, 1991

                                             J. ROTHSCHILD CAPITAL MANAGEMENT
                                             LIMITED, Corporate Secretary

                                             By: /s/ Brian D. Mitchell
                                                 Name:   Brian D. Mitchell
                                                 Title:  Director


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    October 11, 1991



                                             ST. JAMES'S PLACE CAPITAL plc

                                             By: /s/ John W. P. Johnston
                                                 Name:   John W. P. Johnston
                                                 Title:  Secretary


                                       SIGNATURE

                         After reasonable inquiry and to the best of its
               knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

               Dated:    October 11, 1991


                                             PUTNAM L. CRAFTS, JR.


                                      Schedule I-A

                         The Reporting Persons have engaged in the
               following transactions in Shares during the past 60 days. All transactions involved purchases of Shares on the New York Stock Exchange.

               Transaction     Number of     Avg. Price
                  Date          Shares       Per Share *     Purchaser

                8/16/91            456         27.750       Enterprises
                8/16/91            208         27.750       RIT
                8/16/91            136         27.750       Mr. Crafts
                8/22/91          7,980         27.980       Enterprises
                8/22/91          3,640         27.980       RIT
                8/22/91          2,380         27.980       Mr. Crafts
                9/04/31          4,959         26.750       Enterprises
                9/04/91          2,262         26.750       RIT
                9/04/91          1,479         26.750       Mr. Crafts
                9/06/91          1,140         26.500       Enterprises
                9/06/91            520         26.500       RIT
                9/06/91            340         26.500       Mr. Crafts
                9/10/91          4,560         26.350       Enterprises
                9/10/91          2,080         26.350       RIT
                9/10/91          1,360         26.350       Mr. Crafts
                9/17/91         11,499         25.000       Enterprises
                9/17/91          5,200         25.000       RIT
                9/17/91          3,400         25.000       Mr. Crafts
                10/01/91         3,420         24.000       Enterprises
                10/01/91         1,560         24.000       RIT
                10/01/91         1,020         24.000       Mr. Crafts
                10/02/91           513         24.000       Enterprises
                10/02/91           234         24.000       RIT
                10/02/91           153         24.000       Mr. Crafts
                10/04/91         1,767         25.000       Enterprises
                10/04/91           806         25.000       RIT
                10/04/91           527         25.000       Mr. Crafts
                10/08/91           627         24.000       Enterprises
                10/08/91           286         24.000       RIT
                10/08/91           187         24.000       Mr. Crafts
                10/09/91           285         24.000       Enterprises
                10/09/91           130         24.000       RIT
                10/09/91            85         24.000       Mr. Crafts
                10/10/91        39,900         23.500       Enterprises
                10/10/91        18,200         23.500       RIT
                10/10/91        11,900         23.500       Mr. Crafts


               *        Excluding commissions.